INDEPENDENT AUDITORS' CONSENT





We consent to the use in Amendment No. 3 of Form 8K of our report dated March 30, 2001 of eCast Media Corporation, Inc.




CALDWELL, BECKER, DERVIN, PETRICK & CO., L.L.P.

June 19, 2001